UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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BT BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BT BRANDS, INC.

30 North Gould Street

Suite 12358

Sheridan, WY 82801

Dear Fellow Stockholders:

We are pleased to invite you to the 2023 annual meeting of stockholders of BT Brands, Inc. to be held on February 16, 2024 at 3:00 p.m. Central Time, at the Second Floor Conference Room at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305.

The accompanying Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at the annual meeting.

Your vote is very important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet or mail.

If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in BT Brands, Inc.

Sincerely,

/s/ Gary Copperud

Gary Copperud

Chief Executive Officer and Director

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BT BRANDS, INC.

30 North Gould Street

Suite 12358

Sheridan, WY 82801

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	3:00 p.m., Central Time, on Friday, February 16, 2024

Place	Second Floor Conference Room, 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305.

Items of Business

· To elect five directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified.

· To ratify the appointment of Boulay, PLLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

· To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Record Date	January 3, 2024 Only stockholders of record as of January 3, 2024 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials

In reliance on the Securities and Exchange Commission’s “notice and access” rules and in order to expedite our stockholders’ receipt of materials and to reduce the environmental impact of our annual meeting, we will furnish our proxy materials via the Internet. Unless you previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (a “Notice”) instead of a printed proxy statement, Annual Report on Form 10-K for the fiscal year ended January 1, 2023 (the “2022 Annual Report”) and proxy card or voting instruction card. The Notice contains instructions on how to access the proxy materials online. The Notice also contains instructions on how stockholders can receive proxy materials in printed form.

The Notice is first being sent or given on or about January 17, 2024 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed as of January 17, 2024 by visiting www.cstproxy.com/btbrandsinc/2024.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet at www.cstproxyvote.com, or by mail as soon as possible. If you hold shares of common stock through an account with a broker, dealer, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Gary Copperud

Chief Executive Officer

Sheridan, Wyoming

January 17, 2024

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on February 16, 2024. Our proxy statement and 2022 Annual Report to Stockholders are available at www.cstproxy.com/btbrandsinc/2024. On or about January 17, 2024, we will send to certain of our stockholders a Notice of Internet Availability of Proxy Materials. The Notice includes instructions on how to access our proxy statement and 2022 Annual Report to Stockholders and vote online and by mail. For more information, see Frequently Asked Questions.

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BT BRANDS, INC.

PROXY STATEMENT

FOR FISCAL YEAR 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held on February 16, 2024

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

In this proxy statement, we refer to BT Brands, Inc. as “BT Brands,” “the Company,” “we” or “us” and the board of directors of BT Brands as our “Board of Directors.” Our annual report, which contains consolidated financial statements as of and for the fiscal year ended January 1, 2023, accompanies this proxy statement. You also may obtain a copy of the annual report without charge by emailing kbrimmer@itsburgertime.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the fiscal year 2023 annual meeting of stockholders of BT Brands and any postponements, adjournments or continuations thereof (the “Annual Meeting”).

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about January 17, 2024 to all stockholders of record as of January 3, 2024. The proxy materials and our annual report can be accessed as of January 17, 2024 by visiting www.cstproxy.com/btbrandsinc/2024. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

How do I attend the Annual Meeting?

The meeting will be held on Friday, February 16, 2024 at 3:00 p.m. Central Time at the Second Floor Conference Room, 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on January 3, 2024 will be entitled to vote at the Annual Meeting. On the record date, there were 6,246,118 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on January 3, 2024 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on January 3, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•	Proposal No. 1: The election of five directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified; and

•	Proposal No. 2: The ratification of the appointment of Boulay, PLLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the election of each director nominee named in this proxy statement; and

•	“FOR” the ratification of the appointment of Boulay, PLLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of January 3, 2024.

How do I vote?

You may either vote “For” all of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the other matter to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy in one of two ways: online or using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•

To vote online, go to www.cstproxyvote.com. You will be asked to provide the Company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on February 15, 2024 to be counted.

•

To vote by mail if you requested printed proxy materials, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by February 15, 2024.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other nominee, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, dealer, bank, or other nominee. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a proxy form.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of each director nominee named in this proxy statement; and

•	“FOR” the ratification of the appointment of Boulay, PLLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Boulay, PLLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Your broker, bank or other nominee will not have discretion to vote on the other proposal, the election of directors, which is considered a non-routine matter, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

What if I abstain from voting?

If you attend the Annual Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting, but will not be voted at the Annual Meeting. As a result, your abstention will have the same effect as voting “AGAINST” the ratification of the appointment of Boulay, PLLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 but will have no effect on the election of directors.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•

You may send a written notice of revocation to our corporate secretary at, 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305, Attention: Corporate Secretary, which must be received prior to the Annual Meeting.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

How many votes are needed for approval of each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of Directors	Nominees receiving the most “For” votes.	No effect	No effect

2	Ratification of the appointment of Boulay, PLLP as our independent registered public accounting firm for the year ending December 31, 2023	“For” votes from holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting.	Against	Brokers have discretion to vote (1)

(1)

This proposal is considered a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Wyoming law. The presence, in person (including virtually) or by proxy, of a majority of the shares of our common stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the Annual Meeting. There were 6,246,118 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 3,123,059 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting.

Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

What is a broker non-vote?

A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1.

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What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Gary Copperud and Kenneth Brimmer has been designated as proxy holder for the Annual Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holder will use his or her own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and with respect to the ratification of independent auditors, votes “For,” “Against” and abstentions. For Proposal No. 1, broker non-votes will have no effect and will not be counted toward the vote total for any of the director nominees. For Proposal No. 2, abstentions will be counted and will have the same effect as “Against” votes.

Is there a list of registered stockholders entitled to vote at the Annual Meeting?

A list of registered stockholders entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting between the hours of 9:00 a.m. and 5:00 p.m., Central Time, at our offices located at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305 by contacting our corporate secretary. For those stockholders attending the Annual Meeting, the list of registered stockholders entitled to vote at the Annual Meeting will be available online during the Annual Meeting.

How can I contact BT Brands’ transfer agent?

You may contact our transfer agent, Continental Stock Transfer and Trust Company, by telephone at 212-509-4000 or 800-509-5586 or email at cstmail@continentalstock.com, or by writing to them at 1 State Street, 30th Floor, New York, NY 10004-1561.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

What does being an “emerging growth company” mean?

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise generally applicable to public companies. These provisions include:

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•	an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal control over financial reporting;

•

an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;

•	reduced disclosure about our executive compensation arrangements;

•	extended transition periods for complying with new or revised accounting standards; and

•	exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangement.

We will remain an emerging growth company until the earliest to occur of the following:

•	the last day of the fiscal year in which we have more than $1.07 billion in annual revenue;

•	the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the second quarter of that fiscal year;

•	the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities; or

•	the last day of the fiscal year ending after the fifth anniversary of our initial public offering.

We intend to take advantage of certain of the available benefits under the JOBS Act. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

Whom should I contact if I have any questions about the Annual Meeting?

If you have any questions about the Annual Meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact us at the address or telephone number listed below:

BT Brands, Inc.

30 North Gould Street

Suite 12358

Sheridan, WY 82801

Attn: Corporate Secretary

(307) 223-1663)

If your shares are held through an account with a broker, dealer, bank, or other nominee, you should call your broker, dealer, bank, or other nominee for additional information.

Where can I find more information?

Additional information about us can be obtained from the various sources described under “Where You Can Find Additional Information” in this proxy statement.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Under our Amended and Restated Bylaws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, but may be increased or decreased either by the stockholders or by the majority of directors then in office. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

The Board is currently composed of five directors, with two employee directors, including Gary Copperud, our Chief Executive Officer, and Kenneth Brimmer, our Board Chair, Chief Operating Officer and Chief Financial Officer, who are not independent directors, and three independent directors who we appointed in connection with our listing on The Nasdaq Market upon the completion of our initial public offering in November 2021, namely Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

As permissible under the Listing Rules of the Nasdaq Market Place, we do not have a nominating committee and director nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. The primary consideration in the selection and retention of directors is their respective ability to fairly represent the interests of our stakeholders. Diversity in business background, area of expertise, skills, educational background, gender, nationality, industry, geography, age and race/ethnicity are also considered, as well as other factors that can provide the Board with a range of informative viewpoints and perspectives. The criteria for director nominees include: the candidate's professional experience and personal accomplishments; the candidate's independence from us and management; the ability of the candidate to attend Board and committee meetings regularly and devote an appropriate amount of effort in preparation for those meetings; the candidate's ability to function as a member of a collaborative group; and the candidate's understanding of the Board's governance role. In addition, the Board evaluates each individual in the context of the Board as a whole, with the objective of recommending to stockholders a group that can best oversee the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. In determining whether to recommend a director for reelection, the director's past attendance at meetings and participation in and contributions to the activities of the Board is also taken into consideration.

The Board of Directors has voted to nominate Gary Copperud, Kenneth Brimmer, Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler for election at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED INPROPOSAL NO. 1.

The following table provides information as of the date of this Proxy Statement about each nominee. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes, and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to BT Brands and our Board.

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Gary Copperud has served as the Chief Executive Officer and a director of the Company since July 31, 2018. He was a founding member of BTND, the previous owner of Burger Time, in 2007 and served as BTND’s managing manager and Chief Financial Officer from its inception until July 31, 2018. Mr. Copperud has been a managing director of BTND Trading, LLC, an entity unrelated to BT Brands, since 2016. Mr. Copperud was a founding stockholder of NGI Corporation (formerly Next Gen Ice, Inc.), a provider of automated ice delivery systems and environmentally friendly drinking water products, and has served as the Chairman of the Board of Next Gen Ice since July 2019. We believe Mr. Copperud’s long tenure as a managing member of BTND, as well as his prior experience as a member of the board of directors of a public company, qualifies him to serve on our Board of Directors. Mr. Copperud is not an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Kenneth Brimmer has served as the Chief Operating Officer, Chief Financial Officer, Chairman of our Board of Directors and Principal Accounting Officer since July 31, 2018. Mr. Brimmer also has served as a member of the board of directors of NGI Corporation since October 2019 and currently serves as the Chief Financial Officer of NGI Corporation Mr. Brimmer has a wide range of experience, including several early-stage and rapidly growing businesses, serving at various times as President, Chief Executive Officer, and a director and Audit Committee Chairman. Mr. Brimmer previously was the Chief Executive Officer of Hypertension Diagnostic, Inc. and was its CEO from September 2012 until May 2020. Mr. Brimmer is the CEO of privately held Brimmer Company, LLC, which has provided consulting management services to BT Brands and NGI Corporation Mr. Brimmer was a Director of Landry’s Restaurants from June 2004 until April 2017 and served on the Audit and Compliance Committee of its Golden Nugget – New Jersey Casino. Previously, he was President of Rainforest Cafe, Inc. from April 1997 until April 2000, and he was Treasurer from its inception in 1995 until April 2000. During the time Mr. Brimmer served as Treasurer of Rainforest Cafe, Rainforest raised over $200 million in a combination of private and public stock offerings. Mr. Brimmer has a degree in accounting and worked as a certified public accountant (inactive) in the audit division of Arthur Andersen & Co. from 1977 through 1981. We believe Mr. Brimmer’s varied career as a business executive, particularly his service as the chief operating officer of a major restaurant chain, qualifies him to serve on our Board of Directors. Mr. Brimmer is not an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Allan Anderson joined our Board of Directors as an independent director has served as the chairman of our audit committee since our common stock and warrants were listed on The Nasdaq Stock Market. In 2021, Mr. Anderson founded privately-held ReliaFund Inc., for which he has served in various executive capacities. ReliaFund provides electronic payment processing and reporting services for small businesses. From 1975 to 1984, Mr. Anderson was employed in the Audit Division of Arthur Andersen & Co., serving as an Audit Manager. Mr. Anderson has served as a chief financial officer (or equivalent) for several private companies. Mr. Anderson holds a bachelor of arts degree in accounting from Southwest State University and was formerly licensed as a certified public accountant, which is now inactive. We believe that Mr. Anderson is qualified to serve on our Board of Directors and as the chair of our audit committee because of his education, experience in accounting and audit work, and experience working at several companies as the chief financial officer. Mr. Anderson is an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Terri Tochihara-Dirks joined our Board of Directors as an independent director and serves as the chair of our compensation committee and a member of the audit committee commencing on the date our common stock and warrants were listed on The Nasdaq Stock Market. Since 2008, Ms. Tochihara-Dirks has been the co-owner, with her husband, of The Oberon Assisted Living, a privately held healthcare community in Arvada, Colorado. Her day-to-day responsibilities include Operations and Infection Prevention. From 1983 to 2006, she held various positions with AT&T retiring in 2006 as the Mountain States Region Vice President of Sales. Ms. Tochihara-Dirks has served on several not-for-profit Boards of Directors, including the Denver Chamber of Commerce and Denver Junior Achievement. We believe that Ms. Tochihara-Dirks is qualified to serve on our board as the chair of the compensation committee and as a member of our audit committee because of her broad business experience operating her own business and as an executive of a multi-national corporation. Ms. Tochihara-Dirks is an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

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Steven W. Schussler joined our Board of Directors as an independent director and has served as a member of our audit committee since November 12, 2021, the date our common stock and warrants were listed on The Nasdaq Stock Market. From March 2012 until January 2019, Mr. Schussler served as a director of Kona Grill, a publicly-traded restaurant company which operated more than 40 restaurants in 23 U.S. states and three foreign countries. Mr. Schussler also served as Co-CEO of Kona Grill from November 2018 until January 2019. Following Mr. Schussler’s resignation from Kona Grill, Kona Grill filed for bankruptcy protection on April 30, 2019. In September 2019, the assets of the Kona Grill were sold to One Group Hospitality, Inc. Mr. Schussler was the founder, Executive Vice-President and a member of the board of directors of Rainforest Cafe, Inc., a NASDAQ-listed company. Rainforest Cafe, Inc was acquired by Landry’s Restaurants, Inc. in 2000. Since 2000, Mr. Schussler has been the owner and Chief Executive Officer of Schussler Creative, Inc., a restaurant development company that has created several restaurant concepts, including The Boathouse, a waterfront restaurant located in Disney Springs in Orlando, Florida, T-Rex Café, a restaurant and retail store located in Disney Springs in Orlando, Florida, as well as Yak & Yeti, an Asian restaurant located inside Disney’s Animal Kingdom in Orlando, Florida. Schussler Creative, Inc. sold a controlling interest in T-Rex Café and Yak & Yeti to Landry’s in 2006. Mr. Schussler frequently speaks on the topics of entrepreneurship and leadership. He is the author of “It’s A Jungle In There: Inspiring Lessons, Hard-Won Insights, and Other Acts of Entrepreneurial Daring.” We believe that Mr. Schussler is qualified to serve on our board and as an audit committee member based on his extensive restaurant and public company experience. Mr. Schussler is an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of five directors, three of whom are independent under the listing standards of the Nasdaq Stock Market (the “Nasdaq”). At each annual meeting of stockholders, directors will be elected for a one-year term and until their successors are duly elected and qualified.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

                Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our Board of Directors also determined that the directors who serve on our audit committee and our compensation committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

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Board Leadership Structure

Our current bylaws provide our Board of Directors with the flexibility to combine or separate the positions of Chairman of our Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company.

Our Board of Directors does not have a policy as to whether the roles of Chairman of the Board of Directors and CEO should be separate or combined. Currently, the Board of Directors combines the roles of Chairman of the Board of Directors and Chief Executive Officer. Both the Chairman and CEO positions are currently held by Gary Copperud, who has guided the Company since its founding in 2007.

A number of factors support the leadership structure chosen by the Board, including, among others:

•	Our Chief Executive Officer has extensive knowledge of all aspects of BT Brands and its business and risks, its industry and its customers.

•

Our Chief Executive Officer is intimately involved in the day-to-day operations of BT Brands and is best positioned to elevate the most critical business issues for consideration by the Board of Directors.

•

The Board of Directors believes having our Chief Executive Officer serve in both capacities allows him to execute BT Brands’ strategic initiatives and business plans and confront its challenges more effectively.

•	A combined Chairman and Our Chief Executive Officer CEO structure provides BT Brands with decisive and effective leadership with clearer accountability to our stockholders and customers.

•	This structure allows one person to speak for and lead the Company and the Board.

•	The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board of Directors and independent committee chairs.

•

In our view, splitting the roles would potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

Board Diversity

Pursuant to Nasdaq’s Board Diversity Rule 5605(f), approved by the SEC on August 6, 2021, we have taken steps to meet the diversity objective set out in this rule within the applicable transition period. The following is our Board Diversity Matrix as of April 1, 2023:

Board Diversity Matrix (As of April 1, 2023)
Total Number of Directors: five	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White
Two or More Ethnicities	0	0	0	0
LGBTQ+
Did Not Disclose Demographic Background	0	0	0	0

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Role of Board in Risk Oversight Process

Our Board of Directors has oversight responsibility for the Company’s risk management process. The Board of Directors administers its oversight function through committees, retaining responsibility for general oversight of risks. The committee chairs will be responsible for reporting findings regarding material risk exposure to the Board of Directors as quickly as possible. The Board of Directors delegates to the audit committee oversight responsibility to review our code of ethics, including whether the code of ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess, and manage our exposure to financial risk. Our compensation committee assesses and monitors any significant compensation-related risk exposure, and the steps management should take to monitor or mitigate such exposure.

Areas of risk oversight that generally remain at the Board level and are not delegated to any Committee include risks related to our operational matters and significant business decisions. The Board satisfies this oversight responsibility through reports (both verbal and written) from our personnel responsible for each of these risk areas, reports from Board committees and related discussions.

Each of the Board's committees oversees the management of our risks that fall within the committee’s areas of responsibility. A description of each committee’s risk oversight focus is below. In performing this function, each committee has full access to management, as well as the ability to engage advisors. When a committee receives a report or update regarding an area of potential risk to us, the chair of the relevant committee determines whether it is materially significant enough to report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board and Annual Meetings Attendance

During the fiscal year ended January 1, 2023, our Board held three meetings, our audit committee held one meeting, and our compensation committee held one meetings. During fiscal 2022, each current director attended at least 75% of the aggregate of the total number of Board and committee meetings held during the period of such member’s service.

Information Regarding Committees of the Board of Directors

Our Board of Directors has established two standing committees — audit and compensation— each of which operates under a charter approved by our Board of Directors. Copies of each committee’s charter are posted under the Corporate tab of our website, which is located at www.itsburgertime.com. Each committee has the composition and responsibilities described below. Our Board of Directors may from time to time establish other committees.

Audit Committee and Financial Expert

Our Audit Committee consists of Allan Anderson, who is the chair of the committee, Terri Tochihara-Dirks and Steven W. Schussler, each of whom served as a members of the audit committee in fiscal 2022. Our Board of Directors has determined that each of the members of our Audit Committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

•	selecting, retaining and replacing independent auditors and evaluating their qualifications, independence, and performance;

•	reviewing and approving the scope of the annual audit and audit fees;

•	discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;

•	reviewing adequacy and effectiveness of internal control policies and procedures;

•	approving the retention of independent auditors to perform any proposed permissible non-audit services;

•	overseeing internal audit functions and annually reviewing audit committee charter and committee performance;

•	preparing the audit committee report that the SEC requires in our annual proxy statement; and

•	reviewing and evaluating the performance of the Audit Committee, including compliance with its charter.

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Our Board of Directors has determined that Allan Anderson qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. In making this determination, our Board of Directors has considered Mr. Anderson’s background a public company accountant for an international accounting firm. Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

Compensation Committee

Our Compensation Committee comprises Ms. Tochihara-Dirks and Mr. Anderson. Ms. Tochihara-Dirks is the chair of the compensation committee. Our Board of Directors has determined that Ms. Tochihara-Dirks and Mr. Anderson are independent as defined under the NASDAQ Listing Rules and satisfy NASDAQ’s additional independence standards for compensation committee members. In addition, both Ms. Tochihara-Dirks and Mr. Anderson are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act and outside directors as defined by Section 162(m) of the Internal Revenue Code. Our compensation committee assists our Board of Directors in discharging its responsibilities relating to the compensation of our executive officers. Under its charter, our Compensation Committee will be responsible for, among other things:

•	recommending to our Board of Directors for approval compensation and benefit plans;

•

reviewing and approving annually corporate and personal goals and objectives to serve as the basis for the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining the CEO’s compensation based on that evaluation;

•	determining and approving the annual compensation for other executive officers;

•	retaining or obtaining the advice of a compensation consultant, outside legal counsel, or other advisors;

•	approving any grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under our equity compensation plans;

•	reviewing and making recommendations to our Board of Directors regarding the compensation of non-employee directors; and

•	reviewing and evaluating the performance of the compensation committee, including compliance with its charter.

Compensation Committee Interlocks and Insider Participation

                Allan Anderson and Terri Tochihara-Dirks, two of our independent directors, each served as members of the Compensation Committee in fiscal 2022. None of the members of the compensation committee has at any time been one of our officers or employees. None of the members of the compensation committee has any relationships with us of the type that are required to be disclosed under Item 404 of Regulation S-K.

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Gary Copperud and Kenneth Brimmer, our Chief Executive Officer and Chief Financial Officer, respectively, currently serve, and in the past year has served, as members of our Board of Directors but neither serves on any of our Board Committees.

Stockholder Communications with the Board of Directors

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board or the director in care of BT Brands, Inc., 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305, Attn: Secretary. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and the number and class of shares of our stock that are owned beneficially by the stockholder as of the date of the communication.

These communications will be reviewed by our Secretary, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider communications that contain advertisements or solicitations or are unduly hostile, threatening or similarly inappropriate.

Any interested person may communicate directly with the non-management directors. Persons interested in communicating directly with the non-management directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the non-management directors generally, in care of BT Brands, Inc., 30 North Gould Street, Suite 12358, Sheridan, Wyoming 82801.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Ethics and Business Conduct applicable to our directors, officers and employees, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq listing rules. We have filed a copy of our form of the Code of Ethics and Business Conduct with the SEC. A copy of the Code of Ethics also is available online under the Corporate tab of our website, which is located at www.itsburgertime.com. In addition, a copy of the Code of Ethics and Business Conduct will be provided without charge upon request from us. If we make any amendments to our Code of Ethics and Business Conduct other than technical, administrative, or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics and Business Conduct applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K. We also intend to post amendments to our Code of Ethics and Business Conduct or waivers of its requirements on our website, www.itsburgertime.com.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended January 1, 2023 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in fiscal year 2022 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 2, 2023.

Respectfully,

Allan Anderson, Chairman

Terri Tochihara-Dirks

Steven W. Schussler

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Boulay PLLP (“Boulay.”) to serve as our independent registered public accounting firm for the fiscal year ending January 1, 2023. Boulay has served as our independent registered public accounting firm since 2015.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.

Your ratification of the appointment of Boulay as our independent registered public accounting firm for the fiscal year ending December 31, 2023 does not preclude us from terminating our engagement of Boulay and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the fees billed to us for professional services rendered by Boulay for the years ended January 1, 2023 and January 1, 2022:

	2022	2021
Fee Category
Audit Fees (1)	$193,123	$92,465
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$193,123	$92,465

(1)

Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports or services that are typically provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements during the fiscal years ended January 1, 2023, and January 2, 2022, respectively.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 2.

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EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers and directors as of the date of this Proxy Statement:

Name	Position

Gary Copperud	Chief Executive Officer and Director
Kenneth Brimmer	Chief Financial Officer, Chief Operating Officer and Chairman

Biographical information with respect to each of the persons named in the table is set forth above under the heading “Proposal 1 — Election of Directors — Nominees for Directors.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of and percent of our common stock beneficially owned as of April 1, 2023, by (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director and executive officer, and (iii) all of our directors and executive officers as a group. The percentage of shares beneficially owned is computed based on 6,461,118 shares of our common stock outstanding as of April 1, 2023.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 1, 2023. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, the address of each person listed below is c/o BT Brands, Inc. 405 Main Avenue West, Suite 2D, West Fargo, ND 58078.

Name of Beneficial Owner	Number of Shares	Percentage
Officers and Directors
Gary Copperud (1)(2)	1,028,540	15.82%
Kenneth Brimmer (3)	110,000	1.69%
Allan Anderson (4)	5,000	*
Terri Tochihara-Dirks (4)	5,000	*
Steven W. Schussler (4)	5,000	*
Total for all Officers and Directors	1,153,540	18.04%
5% Stockholders
Sally Copperud (1)	640,540	9.80%
Jeffrey A. Zinnecker	760,540	11.70%
Samuel Vandeputte	346,290	5.34%
Trost Family Trust	346,290	5.34%

__________

* Less than 1%.

(1)	Gary Copperud and Sally Copperud are husband and wife. Each such person disclaims beneficial ownership of the other’s shares of common stock.
(2)

Includes 758,540 shares of common stock, warrants to purchase 5,000 shares of common stock acquired by this individual in the IPO in 2019, and 20,000 shares of common stock underlying currently exercisable options. Does not include (i) 60,000 shares issuable upon the exercise of options that will not vest until 60 days after the date of this filing.

(3)

Includes 80,000 shares of common stock owned by Brimmer Company, LLC, an affiliate of Mr. Brimmer, and 30,000 shares of common stock underlying currently exercisable options. Does not include (i) 30,000 that will not vest until 60 days after the date of this filing.

(4)	Represents options to purchase shares of our common stock.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the 2021 and 2022 fiscal years by our principal executive officer and principal financial officer (the named executive officers). No other officer or employee of the Company received total compensation for either 2021 or 2022, as determined in accordance with Item 402 of Regulation S-K, which exceeded $100,000:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gary Copperud, Chief Executive Officer[1]	2022	250,000	100,000	0	132,900	0	0	482,900
	2021	150,000	100,000	0	0	0	0	250,000
Kenneth W. Brimmer, Chief Operating Officer[1]	2022	150,000	50,000	0	99,675	0	0	299,675
	2021	0	100,000	0	0	0	66,000	166,000

(1)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended January 1, 2023, and January 2, 2022, in accordance with ASC 710 of awards pursuant to the Stock Option Plan. Assumptions for calculating this amount for the fiscal year ended January 1, 2023, are included in Note 7 to our audited consolidated financial statements for the fiscal year ended January 1, 2023, included in Part IV of this Annual Report.

Officer Compensation

In fiscal 2022, the Company paid Mr. Copperud a salary of $250,000 to serve as our Chief Executive Officer, which included compensation payable under an Employment Agreement that we entered into with Mr. Copperud in July 2022, as described below under the heading “Employment Agreements.” During fiscal year 2021, we paid Mr. Copperud a salary of $150,000 to serve as the Chief Executive Officer. In addition, the Audit Committee approved a $100,000 bonus for Mr. Copperud for the 2021 fiscal year for the successful completion of our IPO that closed in November 2021.

During fiscal 2022, the Company paid Mr. Brimmer a salary of $150,000 to serve as our Chief Financial Officer, which included salary payable under an Employment Agreement that we entered into with Mr. Brimmer in July 2022, as described below under the heading “Employment Agreements.” During fiscal 2021, we paid Brimmer Company, LLC. a total of $66,000, at $5,500 per month. In addition, the Audit Committee approved payments to Brimmer Company, LLC of $50,000 bonus based on our financial performance and a $50,000 payment for services rendered in connection with our successful public stock offering.

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Employment Agreements

On July 7, 2022, the Company entered into an employment agreement with Gary Copperud pursuant to which Mr. Copperud was appointed to serve as our Chief Executive Officer. Under the Agreement, Mr. Copperud receives an annual base salary of $250,000 which shall be reviewed at least annually by the board. Mr. Copperud is eligible to receive an annual bonus subject to the discretion of the Compensation Committee of the board. The employment agreement is for a term of three years subject to automatic extension for successive one-year periods unless terminated by either party. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement with cause or Mr. Copperud terminates the agreement without good reason, including any failure to renew Mr. Copperud’s employment, we will be required to pay Mr. Copperud all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event we terminate the employment agreement without cause, we will be required to pay Mr. Copperud continued payment of his base salary for 12 months and a prorated bonus for the year of termination based on performance through the date of termination. If Mr. Copperud’s employment is terminated during the term on account of his death or disability (as defined in the agreement), Mr. Copperud will be entitled to receive all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event that Mr. Copperud’s employment hereunder is terminated by him for good reason (as defined in the agreement) or by the Company on account of its failure to renew the agreement cause (as defined in the agreement), in each case following a change in control )(as defined in the agreement), Mr. Copperud will be entitled to receive (i) all accrued but unpaid base salary, (ii) accrued but unused vacation, (iii) a lump sum payment equal to 2 times the sum of his base salary and bonus for the year in which the termination occurs, and (iv) (A) all outstanding unvested stock options will fully vest and become immediately exercisable for the remainder of their full term, (B) all outstanding equity-based compensation awards other than stock options that do not vest based on the attainment of performance goals will fully vest and any restrictions thereon will lapse, and (C) all outstanding equity-based compensation awards other than stock options that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied. Upon his appointment as chief executive officer, Mr. Copperud received a $100,000 signing bonus.

On July 7, 2022, the Company entered into an employment agreement with Kenneth Brimmer pursuant to which Mr. Brimmer was appointed to serve as our Chief Financial Officer. Under the Agreement, Mr. Brimmer receives an annual base salary of $200,000 which shall be reviewed at least annually by the board. Mr. Brimmer is eligible to receive an annual bonus subject to the discretion of the Compensation Committee of the board. The employment agreement is for a term of three years subject to automatic extension for successive one-year periods unless terminated by either party. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement with cause or Mr. Brimmer terminates the agreement without good reason, including any failure to renew Mr. Brimmer’s employment, we will be required to pay Mr. Brimmer all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event we terminate the employment agreement without cause, we will be required to pay Mr. Brimmer continued payment of his base salary for 12 months and a prorated bonus for the year of termination based on performance through the date of termination. If Mr. Brimmer’s employment is terminated during the term on account of his death or disability (as defined in the agreement), Mr. Brimmer will be entitled to receive all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event that Mr. Brimmer’s employment hereunder is terminated by him for good reason (as defined in the agreement) or by the Company on account of its failure to renew the agreement cause (as defined in the agreement), in each case within 12 months following a change in control )(as defined in the agreement), Mr. Brimmer will be entitled to receive (i) all accrued but unpaid base salary, (ii) accrued but unused vacation, (iii) a lump sum payment equal to 2 times the sum of his base salary and bonus for the year in which the termination occurs, and (iv) (A) all outstanding unvested stock options will fully vest and become immediately exercisable for the remainder of their full term, (B) all outstanding equity-based compensation awards other than stock options that do not vest based on the attainment of performance goals will fully vest and any restrictions thereon will lapse, and (C) all outstanding equity-based compensation awards other than stock options that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied. Upon his appointment as chief operating officer, Mr. Brimmer received a $50,000 signing bonus.

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Compensation Plans

Summary of 2019 Incentive Plan

The principal features of the 2019 Incentive Plan (the “2019 Plan”), as amended by the stockholders at the 2022 annual meeting, are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by referencing the full text of the 2019 Plan, as amended.

Eligibility

Eligibility to participate in the 2019 Plan is limited to our and our affiliates’ employees, officers, directors, and consultants as determined from time to time by the compensation committee. Incentive stock options may be granted only to employees of the Company or its subsidiaries.

Administration

The Compensation Committee of the board administers the 2019 Plan. The compensation committee reviews and approves (or it deems appropriate, makes recommendations to our full board regarding) modifications to the 2019 Plan. Subject to the terms of the 2019 Plan, the compensation committee has the authority to (i) grant and amend equity awards, (ii) interpret any provision of the 2019 Plan, any equity award, or any award agreement and (ii) make all determinations and decisions necessary for the administration of the 2019 Plan. All determinations and decisions by the compensation committee under the 2019 Plan are in its sole discretion and are binding. However, the board has retained the right to exercise the authority of the compensation committee to the extent consistent with applicable law and the applicable requirements of any stock exchange.

Number of Authorized Shares

The 2019 Plan allows for the issuance of 1,000,000 shares of common stock upon awards granted. Common stock covered by any unexercised portions of terminated or forfeited options granted under the 2019 Plan (including canceled options), restricted stock or restricted stock units forfeited, other stock-based awards terminated or forfeited as provided under the 2019 Plan, and common stock subject to any awards that are otherwise surrendered may again be subject to new awards under the 2019 Plan. In addition, shares of common stock surrendered to or withheld by the Company in payment or satisfaction of the purchase price of an option or tax withholding obligation with respect to an award are available for the grant of new awards under the 2019 Plan. In the event of the exercise of stock appreciation rights, only the number of shares of common stock issued in payment of such stock appreciation rights shall be charged against the number of shares of common stock available for the grant of awards under the 2019 Plan.

Awards under the 2019 Plan

Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or Unit awards, stock bonuses, and other stock-based awards and cash-based incentive awards.

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Stock Options. The Plan Administrator may grant to a participant options to purchase our common stock that qualifies as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise, will be determined by the Plan administrator. The Plan Administrator in its discretion will determine the exercise price for stock options, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the Plan administrator’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of our common stock held by the participant or in any other form of consideration acceptable to the Plan administrator (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights. The Plan Administrator may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The Plan Administrator will determine the exercise price for a SAR at its discretion, provided, however, that in no event shall the exercise price be less than the fair market value of our common stock on the date of grant.

Restricted Shares and Restricted Units. The Plan Administrator may award a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions, such as continued employment over a specified forfeiture period and the attainment of specified performance targets over the forfeiture period. The Plan administrator also may award to a participant Units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and the achievement of performance or other objectives (“restricted units”). The Plan Administrator determines the terms and conditions of restricted shares and restricted unit awards.

Stock Bonuses. Stock bonuses may be granted as additional compensation for service or performance and may be settled in the form of common stock, cash, or a combination thereof, and may be subject to restrictions, which may vest subject to continued service and the achievement of performance conditions.

Performance Awards. The Plan Administrator may grant performance awards to participants under such terms and conditions as the Plan Administrator deems appropriate. A performance award entitles a participant to receive a payment from us based on the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock, or a combination thereof, as determined by the Plan administrator.

Other Stock-Based Awards. The Plan Administrator may grant equity-based or equity-related awards referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted Units, or performance awards. The Plan Administrator will determine the terms and conditions of each other stock-based award. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Plan administrator.

Cash-Based Awards. The Plan Administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The Plan Administrator will determine the terms and conditions of each cash-based award.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of January 1, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested
Gary Copperud, Chief Executive Officer	40,000	60,000	$2.58	2/9/32	0
Kenneth W. Brimmer, Chief Operating Officer	30,000	30,000	$2.58	2/9/32	0

Director Compensation

We have not adopted a compensation program for members of our board of directors and its committees. We expect that the compensation of our directors will be designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Such compensation may consist of cash for meetings attended and options or other awards to purchase our common stock at the fair market value per share of common stock on the grant date, both upon joining the board and for each year of service on the board. Such awards will be subject to vesting as determined by the Compensation Committee of the board. directors who are also executive officers will not be entitled to compensation for their service as a director, committee member, or chair of our board of directors or any committee of our board of directors.

In addition to such compensation, we will reimburse each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any board of directors meeting.

We currently pay to each non-employee director $500 for each board meeting attended and $250 for each committee meeting attended. In addition, we issued to each such person fully vested options to purchase 5,000 shares of common stock under the 2019 Plan, which are exercisable at $5.00 per share and expire ten years after the date of the grant we also have agreed to issue to each such person options to purchase 2,000 shares of common stock during each year that such person serves on the board of directors.

The following table sets forth all of the compensation awarded to, earned by, or paid to our directors for the year ended January 1, 2023. Please note that Mr. Copperud and Mr. Brimmer receive no compensation for their role as directors, and the entirety of their compensation is reported in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash	Stock Awards[1]	Total ($)
Allan Anderson	$4,000	$0	$4,000
Terri Tochihara-Dirks	4,000	0	4,000
Steven W. Schussler	4,000	0	4,000
Total:	$12,000	$0	$12,000

1.

Reflects the full grant date fair value of the options granted to directors in 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718.

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Certain Relationships and Related Transactions, and Director Independence.

Policies and Procedures for Transactions with Related Parties

Our board of directors has approved policies and procedures with respect to the review and approval of certain transactions between us and Related Parties (as defined below), which we refer to as our “Related-Party Transaction Policy.” The following is a summary of material provisions of our Related-Party Transaction Policy. Pursuant to the terms of our Related-Party Transaction Policy, any Related-Party Transaction (as defined below) will be required to be reported to the chair of the audit committee of our board. The audit committee will then be required to review and decide whether to approve any such Related-Party Transaction.

Our Related-Party Transaction Policy, defines a “Related-Party Transaction” as a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any Related Party had, has or will have a direct or indirect interest.

Our Related-Party Transaction Policy, defines a “Related Party” as any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee to become a director; any person who is known to be the beneficial owner of more than five percent of our common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and any person (other than a tenant or employee) sharing the household of any of the foregoing persons; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owners in which such person has a beneficial ownership interest of 10% or more.

Transactions with Related Parties

Below we describe transactions and any series of related transactions to which we were a party or may be a party, and which we have entered into since January 3, 2021, or is currently proposed, in which the amounts involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years and any of our directors, executive officers or holders of more than five percent of our capital stock, or an affiliate or immediate family member or such persons, had or will have a direct or indirect material interest.

In connection with the refinancing of our mortgage debt in June 2021, Gary Copperud personally guaranteed each of the promissory notes evidencing loans on the real properties owned by the Company.

In 2019, the Company made cash advances to NGI Corporation (formerly Next Gen Ice, Inc.) (NGI), totaling $179,000. Our CEO, Gary Copperud, is Chairman of the board of directors of NGI. Our Chief Operating Officer, Kenneth Brimmer, is a member of the board of directors of NGI and serves as its Chief Financial Officer. The Company invested $229,000 in NGI Series A1 8% Cumulative Convertible Preferred Stock on February 2, 2022,

Indemnification of Officers and Directors

Our articles of incorporation and bylaws as currently in effect provide that the Company will indemnify each of our directors and officers to the fullest extent permitted by the Wyoming Business Corporation Act. Further, we have entered into indemnification agreements with each of our directors and officers. We have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

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To the best of our knowledge, during the past two fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of (A) $120,000 or (B) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2024 annual meeting of stockholders in November 2024. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2024 annual meeting, a stockholder must give timely notice thereof in writing to the Secretary of the Company in accordance with our bylaws. Our bylaws as currently in effect provide that to be timely, a stockholder’s notice must be received by the Secretary, BT Brands, Inc., 30 North Gould Street, Suite 12358, Sheridan, WY 82801, no earlier than November 18, 2024 and no later than December 18, 2024, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act. However, in the event that the date of the 2024 annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after February 16, 2024, notice by the stockholder to be timely must be received not later than the tenth day following the day on which public announcement of the date of the 2024 annual meeting is first made by the Company.

If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at the annual meeting and (2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of our stock that are owned of record and beneficially owned by the person, (4) the date or dates on which the shares were acquired and the investment intent of the acquisition and (5) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Registration Statement on Form S-1, filed with the SEC on October 18, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended January 1, 2023, the Reporting Persons met all applicable Section 16(a) filing requirements, except that each of our executive officers and directors were late in filing his or her Initial Report of Beneficial Ownership on Form 3 due to delays in receiving from the Securities and Exchange Commission the necessary filing codes to make such filings.

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DELIVERY OF DOCUMENTS TO STOCKHOLDER SHARING AN ADDRESS

A number of brokers with account holders who are holders of our stock will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to our principal offices, Attention: Secretary, or contact our Corporate Secretary by telephone at (307) 223-1663 and we will promptly deliver such separate copy. Our principal offices are located at 30 North Gould Street, Suite 12358, Sheridan, WY 82801. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended January 1, 2023, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to BT Brands, Inc., 30 North Gould Street, Suite 12358, Sheridan, WY 82801, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Gary Copperud
Gary Copperud Chief Executive Officer January 17, 2024 West Fargo, North Dakota

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BT BRANDS, INC. 30 North Gould Street Suite 12358 Sheridan, WY 82801

VOTE BY INTERNET

Use the Internet to transmit your coting instructions and for delivery of information up until 11:59 p.m. Eastern time on February 15, 2024. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided, or return it to BT Brands, Inc., 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55305 so that its received by February 15, 2024.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery,

• if voting using the Internet, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

• if voting by mail, please provide your email address on the reverse of the proxy card.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS

...

DETACH AND RETURN THIS PORTION ONLY.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
BT BRANDS, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:
Proposal No. 1: Election of the five director nominees listed below for a one-year term
Nominees	For	Against	Abstain
Gary Copperud	☐	☐	☐
Kenneth Brimmer	☐	☐	☐
Allan Anderson	☐	☐	☐
Terri Tochihara-Dirks	☐	☐	☐
Steven W. Schussler	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.
	For	Against	Abstain
Proposal No. 2. Ratification of Boulay, PLLP as the independent auditor for the 2023 fiscal year.	☐	☐	☐

For address changes, please check this box and write new address on the back where indicated.			☐

NOTE: All holders must sign. Please sign as appears herein. Joint owners should each sign.  When signing as attorney, executor, administrator or other fiduciary, please give full title as such.  If a corporation, please sign in full corporate name by authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [PLEASE SIGN WITHIN BOX]	Date

BT BRANDS, INC.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL:

Annual Meeting of Stockholders to be held on February 16, 2024:

Our Notice, Proxy Statement and Annual Report are available at:

www.cstproxy.com/btbrandsinc/2024

FOLD AND DETACH HERE

...

BT BRANDS, INC.

PROXY

SOLICITED ON BEHALF OF THE BOARD OIF DIRECTORS

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY 16, 2024

The undersigned, having received the Notice of Annual Meeting of Stockholders and proxy statement, revoking any proxy previously given, hereby appoints Gary Copperud and Kenneth Brimmer, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the BT Brands, Inc. 2023 Annual Meeting of Stockholders and authorizes each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof.

If this signed proxy card contains no specific voting instructions, these shares will be voted “FOR” all nominees for director and “FOR” proposal 2, and, in the discretion of the named proxies, on all other matters.

IF YOU DO NOT VOTE BY INTERNET,

PLEASE MARK, SIGN AND DATE THIS PROXY CARD

ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

Address Changes:

___________________________________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________________________________

(If you noted an address change above, please mark the corresponding box on the reverse side.)

I consent to receive future proxy materials via email or the Internet:  ☐

Email address for electronic delivery of future proxy materials:

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